Exhibit 10.3

Guaranty Supplement

               Amkor International Holdings, LLC, a Delaware limited liability company, also existing as Amkor International Holdings, a company organized under the laws of the Cayman Islands (“Amkor International Holdings, LLC”), P-Four, LLC, a Delaware limited liability company, also existing as P-Four, Inc., a corporation organized under the laws of the Philippines (“P-Four, LLC”), Amkor Technology Limited, a company organized under the laws of the Cayman Islands and Amkor/Anam Pilipinas, L.L.C., a Delaware limited liability company, also existing as Amkor Technology Philippines, Inc., a corporation organized under the laws of the Philippines (“Amkor/Anam Pilipinas, L.L.C.”) hereby agree to be bound as Guarantors for purposes of the Subsidiary Guaranty, dated as of October 27, 2004 (the “Guaranty”), among Guardian Assets, Inc., Unitive, Inc., Unitive Electronics, Inc. and certain other Subsidiaries of Amkor Technology, Inc. from time to time party thereto as Guarantors and acknowledged by Citicorp North America, Inc., as Administrative Agent, and Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C. hereby acknowledge receipt of a copy of the Guaranty and the Second Lien Credit Agreement. Amkor International Holdings, LLC, P-Four, LLC, Amkor Technology Limited and Amkor/Anam Pilipinas, L.L.C. hereby represent and warrant that each of the representations and warranties contained in Section 16 (Representations and Warranties; Covenants) of the Guaranty applicable to them are true and correct on and as the date hereof as if made on and as of such date. Capitalized terms used herein but not defined herein are used with the meanings given them in the Guaranty.

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               In witness whereof, each of the undersigned has caused this Guaranty Supplement to be duly executed and delivered as of May 12, 2005.

Amkor International Holdings, LLC
By:	/s/ Kenneth T. Joyce
	Name:	Kenneth T. Joyce
	Title:	Chairman

P-Four, LLC
By:	/s/ Michael Santangelo
	Name:	Michael Santangelo
	Title:	President

Amkor Technology Limited
By:	/s/ Kenneth T. Joyce
	Name:	Kenneth T. Joyce
	Title:	Director and Chairman

Amkor/Anam Pilipinas, L.L.C.
By:	/s/ Michael Santangelo
	Name:	Michael Santangelo
	Title:	Treasurer and Chief Financial Officer

[Signature Page to Guaranty Supplement]

Acknowledged and Agreed
as of the date first above written:

Citicorp North America, Inc.
as Administrative Agent under the Second Lien Credit Agreement

By:	/s/ Asghar Ali

Name: Asghar Ali
Title: Vice President

[Signature Page to Guaranty Supplement]